Exhibit (4)



LU10194                                                                  (10/02)



Allstate Life
Insurance Company
A Stock Company

Home Office: 3100 Sanders Road, Northbrook, Illinois  60062-7154


Single Premium Deferred Annuity Contract

This Contract is issued to the Owner in consideration of the initial purchase payment. Allstate Life Insurance Company will pay the benefits of this Contract, subject to its terms and conditions.

Throughout this Contract, "you" and "your" refer to the Owner(s) of this Contract. "We", "us" and "our" refer to Allstate Life Insurance Company.

Contract Summary
This single premium deferred annuity provides a cash withdrawal benefit and a death benefit during the Accumulation Phase, and periodic income payments beginning on the Payout Start Date during the Payout Phase.

The withdrawal benefit may be subject to a Market Value Adjustment which may result in an upward or downward adjustment of the amount distributed.

This Contract does not pay dividends.

The tax status of this Contract as it applies to the Owner should be reviewed each year.

PLEASE READ YOUR CONTRACT CAREFULLY.

This is a legal Contract between the Owner(s) of this Contract and Allstate Life Insurance Company.

Trial Examination Period
Upon written request, we will provide you with factual information regarding the benefits and provisions contained in this Contract. If you are not satisfied with this Contract for any reason, you may cancel it by written notification within 20 days after you receive it. We will refund any purchase payments less any withdrawals to you.


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[GRAPHIC OMITTED][GRAPHIC OMITTED]
--------------------------------------------------------------------------------





Secretary                                 Chairman and Chief Executive Officer







                         Single Premium Deferred Annuity

LU10194                                                                  (10/02)
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TABLE OF CONTENTS
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THE PERSONS INVOLVED...........................................................3

ACCUMULATION PHASE.............................................................4

PAYOUT PHASE...................................................................9

INCOME PAYMENT TABLES.........................................................11

GENERAL PROVISIONS............................................................12

--------------------------------------------------------------------------------

ANNUITY DATA
--------------------------------------------------------------------------------

Contract Number:.......................................................444444444

Issue Date:..........................................................May 1, 2002
Payout Start Date:...................................................May 1, 2056

Owner:..................................................................John Doe

Annuitant:..............................................................John Doe
         Age at Issue:........................................................35
         Sex:...............................................................Male

Primary Beneficiary:....................................................Jane Doe
         Relationship to Owner:.............................................Wife
         Percentage:........................................................100%

Contingent Beneficiary:................................................Susan Doe
         Relationship to Owner:.........................................Daughter
         Percentage:........................................................100%

Purchase Payment:.....................................................$10,000.00

Tax Qualification:...........................................................IRA

Credit Enhancement Percentage:................................................0%



                                                                                  Annualized Effective     Rate Guaranteed
                                                                Allocated             Interest Rate            Through
                                                                Amount (%)

                                                             --------------------- ------------------------ ------------------

Guarantee Period Account
------------------------------------------------ --------- --------------------- ------------------------ ------------------
------------------------------------------------ --------- --------------------- ------------------------ ------------------

 1 Year Guarantee Period Account                                   20%                    4.50%                5/1/03
 3 Year Guarantee Period Account                                   20%                    5.00%                5/1/05
 5 Year Guarantee Period Account                                   20%                    5.25%                5/1/07
 7 Year Guarantee Period Account                                   20%                    5.50%                5/1/09
10 Year Guarantee Period Account                                   20%                    6.00%                5/1/12
------------------------------------------------ --------- --------------------- ------------------------ ------------------


If you have any questions about your Allstate Life Insurance Company annuity, please contact Allstate Life at (800) 203-0068.



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THE PERSONS INVOLVED
--------------------------------------------------------------------------------

Owner The person named at the time of application is the Owner of this Contract unless subsequently changed. As Owner, you will receive any periodic income payments, unless you have directed us to pay them to someone else. This Contract cannot be jointly owned by both a non-living person and a living person. If the Owner is a trust, the Owner will be considered a non-living person.

You may exercise all the rights stated in this Contract, subject to the rights of any irrevocable Beneficiary.

You may change the Owner at any time by written request in a form satisfactory to us. Each change is subject to any payment we make or other action we take before we accept it. If we accept a change, the change will take effect as of the date you signed the request.

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract before the Payout Start Date. We are bound by an assignment only if it is signed by you and filed with us. We are not responsible for the validity of an assignment.

If more than one person is designated as Owner:

o Owner as used in this Contract refers to all people named as Owners, unless otherwise indicated;

o    any request to exercise ownership rights must be signed by all Owners;

o on the death of any person who is an Owner, the surviving person(s) named as Owner(s) will continue as Owner(s), as described in the Death of Owner provision; and,

o if any Owner is a non-living person, when the Annuitant dies, the Death of Annuitant provision will apply.


Annuitant. The Annuitant is the person named on the Annuity Data Page. The Annuitant must be a living person. If the Owner is a living person, the Owner may change the Annuitant prior to the Payout Start Date by written notice in a form satisfactory to us. Once we accept a change, it takes effect as of the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.


Beneficiary. The two classes of Beneficiaries are Primary Beneficiaries and Contingent Beneficiaries. Primary Beneficiaries and Contingent Beneficiaries are individually and collectively referred to herein as "Beneficiaries".

The Primary Beneficiary is the person(s) named on the Annuity Data Page unless later changed by the Owner. The Primary Beneficiary is the Beneficiary(ies) who is first entitled to receive benefits under this Contract upon the death of the sole surviving Owner.

The Contingent Beneficiary is the person(s) named on the Annuity Data Page unless later changed by the Owner. The Contingent Beneficiary is entitled to receive benefits under the Contract upon the death of the sole surviving Owner, when all Primary Beneficiary(ies) predecease the sole surviving Owner.

You may change or add Beneficiaries at any time by written request in a form satisfactory to us, unless you have designated an irrevocable Beneficiary. Once we accept a request, the change will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.

If no named Beneficiary is living when the sole surviving Owner dies, or if a Beneficiary has not been named, the new Beneficiary will be:


o        your spouse, or if he or she is no longer living,
o        your surviving children equally, or if you have no surviving children,
o        your estate.

For the purposes of this Contract, children are natural children and adopted children only.

Unless you have provided written directions to the contrary, in a form satisfactory to us, the Beneficiaries will take equal shares. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases the Owner, the deceased Beneficiary's entire share will be divided among the remaining Beneficiaries in that class in proportion to the remaining Beneficiaries' original shares.

Survivor Clause
For purposes of this Contract, in determining whether a living person, including an Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including an Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.



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ACCUMULATION PHASE
--------------------------------------------------------------------------------


Accumulation Phase. The "Accumulation Phase" is the first of the two phases of this Contract. The Accumulation Phase begins on the Issue Date stated on the Annuity Data Page. This phase will continue until the Payout Start Date unless the Contract is terminated before that date.


Contract Year. A "Contract Year" is the 365 day period (366 days for a leap year) beginning on the Issue Date and on each anniversary of the Issue Date ("Contract Anniversary").


Purchase Payment. The amount of the Purchase Payment is shown on the Annuity Data Page. We reserve the right to limit the amount of the Purchase Payment we will accept to a minimum of $10,000 and a maximum of $1,000,000, without prior approval.


Guarantee Period. We will offer term lengths you may choose from for your Guarantee Period Accounts from one to fifteen years. A new Guarantee Period begins each time a new Guarantee Period Account is established.

At the end of a Guarantee Period, we will automatically renew the Contract Value to a new Guarantee Period of the same duration as the previous Guarantee Period to be established on the day the previous Guarantee Period expired. Upon the expiration of each Guarantee Period, we will send you a renewal notice stating the renewal annualized effective interest rate for such account.

We may add to, modify or eliminate the term lengths we offer at our discretion.


Guarantee Period Account Valu. The Guarantee Period Account Value is equal to the amount of the purchase payment allocated to a Guarantee Period Account;

o    plus credited interest to the Guarantee Period Account;

o less any withdrawals of purchase payments and/or interest from the Guarantee Period Account; and

o if any such withdrawals is a Net Withdrawal, as defined in the Withdrawal provision below,

     o    any  applicable   Withdrawal   Charges  and  taxes  imposed  for  such
          withdrawals  will also be deducted from the Guarantee  Period Account;
          and

     o the appropriate Market Value Adjustments will be made to the Guarantee Period Account.

Contract Value. Your "Contract Value" is equal to the sum of all the Guarantee Period Account Values.


Window Period. The 45 day period following the expiration of the term of a Guarantee Period Account.


Guarantee Period Account. A new Guarantee Period Account is established when you:

     o allocate a portion of the purchase payment to a Guarantee Period Account; or

     o select a new Guarantee Period after a prior Guarantee Period Account expires.

Each Guarantee Period Account is identified by the date the Guarantee Period Account was established and the term length of the Guarantee Period Account.

Before the expiration of each Guarantee Period Account, we will mail you a notice outlining the options available to you for the expiring account. During the Window Period, you may:

     o apply the Guarantee Period Account Value to a new Guarantee Period(s) to be established as of the day immediately following the expiration date of the expiring Guarantee Period Account ("New Account Start Date") at the annualized effective interest rate(s) declared by us for the new Guarantee Period(s); or

     o withdraw all or a portion of the Guarantee Period Account Value without a Withdrawal Charge or Market Value Adjustment.

If we do not receive notification from you within the Window Period, you will be deemed to have elected to transfer the Guarantee Period Account Value of the expiring Guarantee Period Account to establish a new Guarantee Period Account of the same term length and the amount in the new Guarantee Period Account will continue to earn interest at the annualized effective interest rate declared for the new Guarantee Period Account.

If we no longer offer that term length, then we will allocate the amount in the Guarantee Period Account to a new Guarantee Period Account with the next shortest term currently offered.

If we receive notification of your election to make a withdrawal from an expiring Guarantee Period Account:

     o on or before the New Account Start Date, the withdrawal will be deemed to have occurred on the New Account Start Date.

     o after the New Account Start Date, but before the expiration of the Window Period,

          o the withdrawal will be made on the day we process your withdrawal request; and



          o the amount withdrawn will earn interest for the period beginning on the New Account Start Date and ending on the day the withdrawal is made. The amount of interest earned will be at the interest rate we declared for a Guarantee Period Account of the same term length as the expiring Guarantee Period Account. Any remaining balance not withdrawn will earn interest for the term of the new Guarantee Period Account, at the annualized effective interest rate declared for such account.

// // // // // // // Withdrawals from a Guarantee Period Account will be subject to a Market Value Adjustment, as set forth below.

A Market Value Adjustment is an increase or decrease in the amount withdrawn reflecting changes in the level of interest rates since the Guarantee Period Account was established. As used in the formula below, "Treasury Rate" means the
U. S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15. If such yields cease to be available in Federal Reserve Bulletin Release H. 15, then we will use an alternate source for such information in our discretion. The Market Value Adjustment is based on the following:

         I = the Treasury Rate for a maturity equal to the term length of the Guarantee Period Account for the week preceding the establishment of the Guarantee Period Account;

         J = the Treasury Rate for the same maturity as I, as of the week preceding our receipt of your withdrawal request; and

         N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

An adjustment factor is determined from the following formula:

                        .9 x {I - (J + .0025)} x N

The Market Value Adjustment equals the adjustment factor multiplied by the amount withdrawn from a Guarantee Period Account that exceeds the Free Withdrawal Amount for that account.

Any Market Value Adjustment will be waived on withdrawals taken during the Window Period following the end of a Guarantee Period.

Any Market Value Adjustment will be waived on withdrawals taken to satisfy IRS minimum distribution rules but only to the extent the cumulative Free Withdrawal Amounts of all your Guarantee Period Accounts have been depleted. The waiver of any Market Value Adjustment under this provision is permitted only for withdrawals that satisfy required distributions resulting solely from this Contract.


Crediting Interest. Interest will be credited daily at a rate which compounds over one year to the annualized effective interest rate we declared when the purchase payment was allocated. We will credit interest to the purchase payment from the Issue Date at the Annualized Effective Interest Rate shown on the Annuity Data Page. We will credit interest to a renewed Guarantee Period Account from the New Account Start Date at the annualized effective interest rate declared by us. We reserve the right to vary the annualized effective interest rate we credit based upon the Contract Value on each anniversary of the applicable Guarantee Period Account.


Withdrawal. You have the right, subject to the restrictions and charges described in this Contract, to withdraw part or all of your Contract Value at any time during the Accumulation Phase. A withdrawal must be at least $250. If any withdrawal reduces the Contract Value to less than $10,000, we may treat the request as a withdrawal of the entire Contract Value. If you withdraw the entire Contract Value, this Contract will terminate.

Withdrawals are subject to deductions for applicable Withdrawal Charges and taxes. They are also subject to Market Value Adjustments. When you make a withdrawal, you must specify whether you choose to make a Gross Withdrawal or a Net Withdrawal. Under the Gross Withdrawal, the deductions and adjustments are made to the withdrawal payment you receive. Under a Net Withdrawal, these deductions and adjustments are made to the Guarantee Period Account Value. If you do not specify which of these options you choose, your withdrawal will be deemed to be a Gross Withdrawal.

You must specify the Guarantee Period Account(s) from which you wish to make a withdrawal. If you do not specify the Guarantee Period Accounts from which you wish to make a withdrawal, we will withdraw funds from any Guarantee Period Account(s) that are in a Window Period. If the combined Guarantee Period Account Values from all such Guarantee Period Accounts are not sufficient to fund your withdrawal, we will then withdraw funds from Guarantee Period Accounts that are not in a Window Period. The amount we withdraw from each Guarantee Period Account will be in proportion that the Guarantee Period Account Value of that Guarantee Period Account bears to the total Guarantee Period Account Value of all Guarantee Period Accounts not in a Window Period.


Free Withdrawal Amount. The Free Withdrawal Amount for a Guarantee Period Account in a Contract Year is equal to 10% of the Guarantee Period Account Value immediately before you make the first withdrawal from any Guarantee Period Account in that Contract Year. The Free Withdrawal Amount for each Guarantee Period Account is calculated for each Contract Year.

During each Contract Year you may withdraw the Free Withdrawal Amount for any Guarantee Period Account without incurring a Withdrawal Charge or Market Value Adjustment; however, the amount withdrawn may be subject to any applicable taxes. If you do not withdraw the entire Free Withdrawal Amount from a Guarantee Period Account during a Contract Year, any remainder is not carried forward to increase the Free Withdrawal Amount in a subsequent Contract Year nor is it carried forward to increase the Free Withdrawal Amount of any other Guarantee Period Account. The Free Withdrawal Amount is only available during the Accumulation Phase of the Contract.


Withdrawal Charge. A Withdrawal Charge may be assessed on certain withdrawals from a Guarantee Period Account.

Withdrawals from a Guarantee Period Account during the Accumulation Phase that exceed the Free Withdrawal Amount for that account will be subject to a Withdrawal Charge as follows:

Contract Year:             1        2       3        4        5        6        7       8        9        10       11+

Withdrawal Charge
Percentage:                7%       7%      7%       6%       6%       5%       4%      3%       2%       1%       0%

The Withdrawal Charge for a given Guarantee Period Account is determined by multiplying the Withdrawal Charge Percentage corresponding to the Contract Year in the table above by the amount of each withdrawal that exceeds the Free Withdrawal Amount for that account.

Withdrawals taken to satisfy IRS minimum distribution rules will reduce the Free Withdrawal Amount for the Guarantee Period Account(s) from which the withdrawals are made. Any Withdrawal Charge will be waived on withdrawals taken to satisfy IRS minimum distribution rules but only to the extent the cumulative Free Withdrawal Amounts of all your Guarantee Period Accounts have been depleted. The waiver of Withdrawal Charge under this provision is permitted only for withdrawals that satisfy required distributions resulting solely from this Contract.


Taxes. Any premium tax relating to this Contract may be deducted from purchase payments or the Contract Value when the tax is incurred or at a later time.


Death of Owner. If you die before the Payout Start Date, the new Owner will be the surviving Owner. If there is no surviving Owner, the new Owner will be the Beneficiary(ies) as described in the Beneficiary provision.

If there is more than one new Owner taking a share of the Death Proceeds, described in the Death Proceeds provision, each new Owner will be treated as a separate and independent Owner of his or her respective share of the Death Proceeds. Each new Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below for his or her respective share. Each new Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original new Owner.

The Options available to the new Owner will be determined by the applicable following Category in which the new Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

Category 1.       If your spouse is the sole new Owner of the entire
                  Contract, the Contract will continue in the Accumulation
                  Phase, unless your spouse chooses from Options A, B, or C, described below. If you were also the Annuitant, then your spouse will be the new Annuitant, unless he or she names a new
                  Annuitant, as described in the Annuitant provision.

                  Your spouse may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment.

Category 2.       If the new Owner is a living person who is not your spouse, or if there are multiple living new Owners, the new Owner(s) must each choose from Options A, B or C, described below. If a new Owner does not choose one of these Options, Option A will apply for such new Owner.

Category 3.       If the new Owner is a corporation, trust or other
                  non-living person, the new Owner must choose between Options A or C, described below. If the new Owner does not choose either of these Options, Option A will apply.

The following Death of Owner Options are available, as applicable:

Option A.         The new Owner may receive the Contract Value payable within
                  5 years of the date of your death. Withdrawal Charges will be waived for any withdrawals made during this 5 year period;
                  however the amount withdrawn may be subject to a Market Value
                  Adjustment.

                  If the new Owner dies before the end of the 5 year period and before the complete liquidation of the Contract Value, then the new Owner's Beneficiary(ies) will receive the remaining Contract Value. This amount must be fully withdrawn within 5 years of the date of your death.

Option B.         The new Owner may elect, within 11 months of the date of
                  your death, to receive the Death Proceeds paid out under one of the Income Plans described in the Payout Phase section, subject to the following conditions:

                  Income payments must begin within one year of your date of death. Income payments must be payable:

                    i.   over the life of the new Owner; or

                    ii. for a guaranteed payment period of at least 5 years, but not to exceed the life expectancy of the new Owner; or

                    iii. over  the  life  of the  new  Owner  with a  guaranteed payment period of at least 5 years, but not to exceed the life expectancy of the new Owner.

Option C.         The new Owner may elect to receive the Death Proceeds in a lump sum.

All ownership rights subject to the conditions stated in this provision or any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death until the date on which the Death Proceeds are paid.

We reserve the right to offer additional Death of Owner Options.

If the Owner dies after the Payout Start Date, refer to the Payout Phase section of this Contract.


Death of Annuitant. If the Annuitant who is also the Owner dies before the Payout Start Date, the Death of Owner provision above applies.

If the Annuitant who is not also the Owner dies before the Payout Start Date, the Options available to the Owner will be determined by the applicable following Category in which the Owner is defined.

Category 1.     If the Owner is a living person, the Contract will continue in the Accumulation Phase with a new Annuitant.

                  The new Annuitant will be:

                  o a person you name by written request subject to the conditions described in the Annuitant provision of this Contract; otherwise,
                  o        the youngest Owner; otherwise,
                  o        the youngest Beneficiary.

Category 2.      If the Owner is a corporation, trust or other non-living
                 person, the Owner must receive the Contract Value payable within 5 years of the Annuitant's death.

                 Withdrawal Charges will be waived for any withdrawals made during this 5 year period; however the amount withdrawn may be subject to a Market Value Adjustment.

                 All ownership rights, subject to the conditions stated in this provision, are available to the Owner from the date of the Annuitant's death until the date on which the Death Proceeds are paid.

We reserve the right to offer additional Death of Annuitant Options.

If the Annuitant dies after the Payout Start Date, refer to the Payout Phase section of this Contract.


Death Proceeds. Before the Payout Start Date, the Death Proceeds are equal to the Contract Value. The value of the Death Proceeds is calculated as of the date we receive the first complete request for settlement from any Owner. A complete request must include due proof of death.



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PAYOUT PHASE
--------------------------------------------------------------------------------


Payout Phase. The "Payout Phase" is the second of the two phases of this Contract. The Payout Phase begins on the Payout Start Date. It continues until we make the last payment as provided by the Income Plan chosen.


Payout Start. Date The "Payout Start Date" is the date the Contract Value less any applicable taxes is applied to an Income Plan. The anticipated Payout Start Date is shown on the Annuity Data Page. You may change the Payout Start Date by writing to us at least 30 days before the new Payout Start Date.

The Payout Start Date must be at least 30 days after the Issue Date, and occur on or before the later of:

         O        the Annuitant's 90th birthday; or

         O        the 10th Contract Anniversary.


Income Plans. An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may choose only one Income Plan. The Contract Value on the Payout Start Date less any applicable taxes, will be applied to your Income Plan choice from the following list.

The "Guaranteed Payment Period" is the period of time over which income payments are guaranteed to be paid.

Income Plan 1 - Life Income with Guaranteed Payment Period. We will make payments for as long as the Annuitant lives, or until the end of the Guaranteed Payment Period, if longer. The Guaranteed Payment Period may range from 0 to 360 months. If the Annuitant is age 90 or older on the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

Income Plan 2 - Joint and Survivor Life Income with Guaranteed Payment Period. We will make payments for as long as either the Annuitant or joint Annuitant, named at the time of Income Plan selection, lives, or until the end of the Guaranteed Payment Period, if longer. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older on the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

Income Plan 3 - Guaranteed Payment Period. We will make payments for a Guaranteed Payment Period. These payments do not depend on the Annuitant's life. The minimum Guaranteed Payment Period is 60 months (120 months if the Payout Start Date occurs before the third Contract Anniversary). The maximum Guaranteed Payment Period is 360 months or the number of full months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the Guaranteed Payment Period exceed 600 months.

We reserve the right to make available other Income Plans.

Payout Terms and Conditions. The income payments are subject to the following terms and conditions:

O If the Contract Value is less than $3,000 when it is applied to the Income Plan you choose, or if the Contract Value is not enough to provide an initial payment of at least $20 when it is applied to the Income Plan you choose, we reserve the right to:

     O    change the payment frequency to make the payment at least $20; or

     O terminate the Contract and pay you the Contract Value less any applicable taxes in a lump sum.

O If we do not receive a written selection of an Income Plan from you at least 30 days before the Payout Start Date, the Income Plan will be deemed to be Life Income with a Guaranteed Payment Period of 120 months.

O If you choose an Income Plan which depends on any person's life, we may require:

     O    proof of age and sex before income payments begin; and

     O proof that the Annuitant or joint Annuitant is still alive before we make each payment.

O    After the Payout Start Date:

         O        a new Income Plan may not be selected;
         O        amounts may not be reallocated to a different Income Plan;
         O        the Income Plan cannot be changed;
         O        withdrawals cannot be made; and
         O        the Annuitant may not be changed.

O If any Owner dies during the Payout Phase, the new Owner will be the surviving Owner. If there is no surviving Owner, the new Owner will be the Beneficiary(ies) as described in the Beneficiary provision. Any remaining income payments will be paid to the new Owner as scheduled.

--------------------------------------------------------------------------------

INCOME PAYMENT TABLES
--------------------------------------------------------------------------------


The Income Payment Tables shown below contain monthly income payment factors per $1,000 applied, which were calculated using the Annuity 2000 Mortality Tables and an annualized effective interest rate of 3%. For ages, Guaranteed Payment Periods, combinations of sex, payment frequencies, and annualized effective interest rates not shown in these examples, income payment factors will be calculated on a basis consistent with the factors shown. The adjusted age of the Annuitant is used to determine the appropriate monthly income payment factor to apply for the selected Income Plan. The adjusted age is the actual age of the Annuitant(s) on the Payout Start Date, reduced by one year for each six full calendar years between January 1, 2000 and the Payout Start Date.

Income Plan 1 - Life Income with Guaranteed Payment Period for 120 Months

============================================================================================================================

                           Monthly Income Payment for each $1,000 Applied to this Income Plan
----------------------------------------------------------------------------------------------------------------------------
------------------ ----------------------- ---------------- ---------------------- ---------------- ------------------------

 Annuitant's                                 Annuitant's                             Annuitant's
   Adjusted          Male     Female          Adjusted        Male     Female         Adjusted        Male    Female
      Age                                                                                Age

                                                 Age
------------------ ----------------------- ---------------- ---------------------- ---------------- ------------------------
------------------ ----------------------- ---------------- ---------------------- ---------------- ------------------------

       35             $3.34     $3.22             49           $3.99    $3.76             63           $5.23    $4.84
       36              3.38      3.24             50            4.05     3.81             64            5.35     4.95
       37              3.41      3.27             51            4.11     3.87             65            5.49     5.07
       38              3.45      3.30             52            4.18     3.93             66            5.62     5.20
       39              3.49      3.34             53            4.26     3.99             67            5.77     5.33
       40              3.53      3.37             54            4.33     4.06             68            5.92     5.47
       41              3.57      3.41             55            4.41     4.13             69            6.07     5.62
       42              3.62      3.44             56            4.50     4.20             70            6.23     5.78
       43              3.66      3.48             57            4.58     4.28             71            6.39     5.94
       44              3.71      3.52             58            4.68     4.36             72            6.56     6.11
       45              3.76      3.57             59            4.78     4.45             73            6.73     6.29
       46              3.81      3.61             60            4.88     4.54             74            6.90     6.48
       47              3.87      3.66             61            4.99     4.63             75            7.08     6.67
       48              3.93      3.71             62            5.11     4.73
================== ======================= ================ ====================== ================ ========================


Income Plan 2 - Joint and Survivor Life Income with Guaranteed Payment Period for 120 Months

==============================================================================================================================

                           Monthly Income Payment for each $1,000 Applied to this Income Plan
------------------------------------------------------------------------------------------------------------------------------
-------------------- ---------------------------------------------------------------------------------------------------------

                     Female Annuitant's Adjusted Age
-------------------- ---------------------------------------------------------------------------------------------------------
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------

      Male
   Annuitant's          35         40        45          50         55           60         65           70         75
    Adjusted
       Age
-------------------- ---------- ------------ ----------- ---------- ---------- ---------- ---------- --------- ---------------
-------------------- ---------- ---------- ---------- ---------- ----------- ---------- ------------ ----------- -------------

       35             $3.06      $3.12      $3.17      $3.22      $3.26       $3.28      $3.31        $3.32       $3.33
       40              3.10       3.18       3.26       3.32       3.38        3.43       3.46         3.49        3.51
       45              3.13       3.23       3.33       3.43       3.52        3.59       3.65         3.69        3.72
       50              3.16       3.27       3.40       3.53       3.65        3.76       3.86         3.93        3.98
       55              3.18       3.30       3.45       3.61       3.77        3.94       4.08         4.20        4.29
       60              3.19       3.33       3.49       3.68       3.88        4.10       4.31         4.51        4.66
       65              3.20       3.34       3.52       3.73       3.97        4.24       4.54         4.83        5.08
       70              3.21       3.35       3.54       3.76       4.03        4.36       4.73         5.13        5.52
       75              3.21       3.36       3.55       3.78       4.07        4.44       4.87         5.38        5.92

==================== ========== ========== ========== ========== =========== ========== ============ =========== =============





Income Plan 3 - Guaranteed Payment Period

================================= ==============================================

                                  Monthly Income Payment for each
    Specified Period              $1,000 Applied to this Income Plan
--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------

        10 Years                                    $9.61
        11 Years                                     8.86
        12 Years                                     8.24
        13 Years                                     7.71
        14 Years                                     7.26
        15 Years                                     6.87
        16 Years                                     6.53
        17 Years                                     6.23
        18 Years                                     5.96
        19 Years                                     5.73
        20 Years                                     5.51
================================= ==============================================



--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------


The Entire Contract. The entire contract consists of this Contract, the annuity data page, any written applications, and any Contract endorsements and riders.

All statements made in written applications are representations and not warranties. No statement will be used by us in defense of a claim or to void the Contract unless it is included in a written application. If your Contract is voided, you will receive any purchase payments less any withdrawals, excluding accrued interest.

Unless otherwise specified, all references in this Contract to days, months or years shall mean calendar days, months or years.

Only our officers are authorized to change the Contract or waive a right or requirement of the Contract. No other individual is authorized to do this.

We may not modify this Contract without your signed consent, except to make it comply with any changes in the Internal Revenue Code or as required by any other applicable law or as otherwise permitted by the terms of this Contract.


Incontestability. Except as provided in the Entire Contract provision above, this Contract will be incontestable after it has been in force during your lifetime for a period of two years from the Issue Date.


Misstatement of Age or Sex. If any age or sex has been misstated, we will pay the amounts which would have been paid at the correct age and sex.

If we find the misstatement of age or sex after the income payments begin, we will:

          O pay all amounts underpaid including interest calculated at an effective annual rate of 6%; or

          O stop payments until the total income payments made are equal to the total amounts that would have been made if the correct age and sex had been used.

Annual Statement. At least once a year, before the Payout Start Date, we will send a statement to you at the last address we have for you in our records reporting Contract Values. The effective date of the information in the annual statement will not be more than two months before the date of the mailing. We will provide you with Contract Value information at any time upon your request. The information presented will comply with any applicable law.


Settlements. We must receive due proof of death of the Owner or due proof of death of the Annuitant before the settlement of a death claim.

Any full withdrawal or payment of death proceeds under this Contract will not be less than the minimum benefits required by any statute of the state in which the Contract is delivered.


Deferment of Payments. We reserve the right to postpone payments for up to six months. If we elect to postpone payments for 30 days or more, we will pay interest as required by applicable law. Any such interest will be payable from the date the payment request is received by us to the date the payment is made.

Exhibit (4)


ALLSTATE
APPLICATION FOR THE ALLSTATE CHOICERATE ANNUITY
Issued by: Allstate Life Insurance Company
P.O. Box 80469
Lincoln, NE  68501-0469
Make check payable to: Allstate Life Insurance Company                   FIN346
------------------------------------------------------------------------------
1. Owner(s)
If the owner is a trust or other non-living entity, it is a surviving owner and will receive any death benefit due regardless of any beneficiaries designated on the contract.

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____ Owner(s) Phone No.  ____-____-____

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____ Owner(s) Phone No.  ____-____-____

Are the Owner(s), Annuitant and Beneficiary(ies) U.S. Citizens? // Yes // No If No, provide name and country of each in Special Instructions.
-------------------------------------------------------------------------------
2.      Annuitant
Leave blank if Annuitant is the same a sole Owner; otherwise complete.

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____
--------------------------------------------------------------------------------
3.      Beneficiary(ies)
Include additional beneficiary information under Special Instructions.

Primary_____________________________  Relationship to Owner____________
Soc. Sec. No./TIN___-___-___          Birthdate___/___/___       ______%
Address_____________________________  City__________State________Zip_______
Contingent__________________________  Relationship to Owner________________
Soc. Sec. No./TIN___-___-___          Birthdate___/___/___       ______%
Address_____________________________  City__________State________Zip_______
--------------------------------------------------------------------------------
4.      Owner Type

// Individual   // Non Grantor Trust  // Corporate/Association
// Tax Exempt/NonProfit Organization  // Minor  // Partnership
// Grantor Trust  // Custodial Account  // Qualified Plan/Type ____________
-------------------------------------------------------------------------------
5. Tax Qualified Plan Type:

// Yes   // No  (Check one - If Yes, complete the following)
// Traditional IRA  // ROTH IRA  // SEP-IRA  // Employer  //  Employee
// Other ________ // IRA Rollover  // IRA Transfer   // Contribution $ _____
Contribution Year ________
-------------------------------------------------------------------------------
6.      Purchase Payment

Total Purchase Payment $______________________
-------------------------------------------------------------------------------
7.      Annuity Plan

        $____________for_______year(s)       $___________for___year(s)
--------------------------------------------------------------------------------
8.      Special Instructions

_____________________________________________________________
_____________________________________________________________
-------------------------------------------------------------------------------
9.      Replacement Information

Do you have any existing annuity or life insurance contracts? // Yes // No Will this annuity replace or change any existing annuity or life insurance?
    //Yes  // No (If Yes, complete the following.)

Company _____________________________________ Policy No. _____________________
-------------------------------------------------------------------------------
10.      Signature(s)  Owner(s) Signature(s) Required

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I have read the applicable fraud warning for my state on the reverse side. I understand that withdrawals made prior to the end of a guarantee period may be subject to a Market Value Adjustment (MVA) which may be positive or negative.

Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to back up withholding as a result of a failure to report all interest or dividends, or (c) the (IRS) has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including U.S. resident alien). The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

Signed at ___________________________________ Date ____/___/____
                City            State
Owner(s) Signature(s) ____________________ Owner(s) Signature(s)______________
Owner(s) Signature(s) ____________________ Owner(s) Signature(s)______________
-------------------------------------------------------------------------------
11.     Agent Use Only

To the best of my knowledge the insured has an existing annuity or life insurance contract. // Yes // No Do you have any reason to beleive that the annuity applied for is to replace or change any existing annuity or life insurance // Yes // No

Agent Name (Please Print) _________________         Phone No. (  ) __________
Agent Signature ___________________________         Agent No. _______________
Participating Agent Name___________________         Agent No. _______________
FL License No.:  Writing Agent_____________         Participating Agent______

------------------------------------------------------------------------------
                              IMPORTANT INFORMATION

For applicants in Arizona: Upon your written request we will provide you, within a reasonable period of time, reasonable factual information concerning the benefits and provisions of the annuity contract to you. If for any reason you are not satisfied with the contract, you may return it within 20 days after it is delivered and receive a full refund of the monies paid.

For applicants in Arkansas, Kentucky, Maine, Ohio, and Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For applicants in Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For applicants in the District of Columbia and Tennessee: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Florida: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For applicants in Georgia: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim, or an application containing any false, incomplete or misleading information may be guilty of a felony of the third degree.

For applicants in Louisiana and Oregon: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For applicants in New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in a application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

For applicants in Texas: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, subjects an application or files a claim containing a false or deceptive statement, commits insurance fraud, which is a crime and subjects the person to civil and criminal penalties.

Exhibit (4)


ALLSTATE
APPLICATION FOR THE ALLSTATE CHOICERATE ANNUITY
Issued by: Allstate Life Insurance Company
P.O. Box 80469
Lincoln, NE  68501-0469
Make check payable to: Allstate Life Insurance Company                   FIN346
------------------------------------------------------------------------------
1. Owner(s)
If the owner is a trust or other non-living entity, it is a surviving owner and will receive any death benefit due regardless of any beneficiaries designated on the contract.

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____ Owner(s) Phone No.  ____-____-____

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____ Owner(s) Phone No.  ____-____-____

Are the Owner(s), Annuitant and Beneficiary(ies) U.S. Citizens? // Yes // No If No, provide name and country of each in Special Instructions.
-------------------------------------------------------------------------------
2.      Annuitant
Leave blank if Annuitant is the same a sole Owner; otherwise complete.

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____
--------------------------------------------------------------------------------
3.      Beneficiary(ies)
Include additional beneficiary information under Special Instructions.

Primary_____________________________  Relationship to Owner____________
Soc. Sec. No./TIN___-___-___          Birthdate___/___/___       ______%
Address_____________________________  City__________State________Zip_______
Contingent__________________________  Relationship to Owner________________
Soc. Sec. No./TIN___-___-___          Birthdate___/___/___       ______%
Address_____________________________  City__________State________Zip_______
--------------------------------------------------------------------------------
4.      Owner Type

// Individual   // Non Grantor Trust  // Corporate/Association
// Tax Exempt/NonProfit Organization  // Minor  // Partnership
// Grantor Trust  // Custodial Account  // Qualified Plan/Type ____________
-------------------------------------------------------------------------------
5. Tax Qualified Plan Type:

// Yes   // No  (Check one - If Yes, complete the following)
// Traditional IRA  // ROTH IRA  // SEP-IRA  // Employer  //  Employee
// Other ________ // IRA Rollover  // IRA Transfer   // Contribution $ _____
Contribution Year ________
-------------------------------------------------------------------------------
6.      Purchase Payment

Total Purchase Payment $______________________
-------------------------------------------------------------------------------
7.      Annuity Plan

        $____________for_______year(s)       $___________for___year(s)
--------------------------------------------------------------------------------
8.      Special Instructions

_____________________________________________________________
_____________________________________________________________
-------------------------------------------------------------------------------
9.      Replacement Information

Do you have any existing annuity or life insurance contracts? // Yes // No Will this annuity replace or change any existing annuity or life insurance?
    //Yes  // No (If Yes, complete the following.)

Company _____________________________________ Policy No. _____________________
-------------------------------------------------------------------------------
10.      Signature(s)  Owner(s) Signature(s) Required

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I have read the applicable fraud warning for my state on the reverse side. I understand that withdrawals made prior to the end of a guarantee period may be subject to a Market Value Adjustment (MVA) which may be positive or negative.

Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to back up withholding as a result of a failure to report all interest or dividends, or (c) the (IRS) has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including U.S. resident alien). The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

Signed at ___________________________________ Date ____/___/____
                City            State
Owner(s) Signature(s) ____________________ Owner(s) Signature(s)______________
Owner(s) Signature(s) ____________________ Owner(s) Signature(s)______________
-------------------------------------------------------------------------------
11.     Agent Use Only

To the best of my knowledge the insured has an existing annuity or life insurance contract. // Yes // No Do you have any reason to beleive that the annuity applied for is to replace or change any existing annuity or life insurance // Yes // No

Agent Name (Please Print) _________________         Phone No. (  ) __________
Agent Signature ___________________________         Agent No. _______________
Participating Agent Name___________________         Agent No. _______________
FL License No.:  Writing Agent_____________         Participating Agent______

------------------------------------------------------------------------------
                              IMPORTANT INFORMATION

For applicants in Arizona: Upon your written request we will provide you, within a reasonable period of time, reasonable factual information concerning the benefits and provisions of the annuity contract to you. If for any reason you are not satisfied with the contract, you may return it within 20 days after it is delivered and receive a full refund of the monies paid.

For applicants in Arkansas, Kentucky, Maine, Ohio, and Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For applicants in Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For applicants in the District of Columbia and Tennessee: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Florida: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For applicants in Georgia: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim, or an application containing any false, incomplete or misleading information may be guilty of a felony of the third degree.

For applicants in Louisiana and Oregon: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For applicants in New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in a application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

For applicants in Texas: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, subjects an application or files a claim containing a false or deceptive statement, commits insurance fraud, which is a crime and subjects the person to civil and criminal penalties.

Exhibit


ALLSTATE
APPLICATION FOR THE ALLSTATE CHOICERATE ANNUITY
Issued by: Allstate Life Insurance Company
P.O. Box 94260
Palatine, Illinois  60094     800-203-0068
Make check payable to: Allstate Life Insurance Company                   FICCA1
------------------------------------------------------------------------------
1. Owner(s)
If the owner is a trust or other non-living entity, it is a surviving owner and will receive any death benefit due regardless of any beneficiaries designated on the contract.

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____ Owner(s) Phone No.  ____-____-____

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____ Owner(s) Phone No.  ____-____-____

Are the Owner(s), Annuitant and Beneficiary(ies) U.S. Citizens? // Yes // No If No, provide name and country of each in Special Instructions.
-------------------------------------------------------------------------------
2.      Annuitant
Leave blank if Annuitant is the same a sole Owner; otherwise complete.

Name ___________________________ // M  // F  Birthdate ___/__/____
Address ________________________  Soc.Sec. No./TIN ____-____-____
City _____________ State _____ Zip ____
--------------------------------------------------------------------------------
3.      Beneficiary(ies)
Include additional beneficiary information under Special Instructions.

Primary_____________________________  Relationship to Owner____________
Soc. Sec. No./TIN___-___-___          Birthdate___/___/___       ______%
Address_____________________________  City__________State________Zip_______
Contingent__________________________  Relationship to Owner________________
Soc. Sec. No./TIN___-___-___          Birthdate___/___/___       ______%
Address_____________________________  City__________State________Zip_______
--------------------------------------------------------------------------------
4.      Owner Type

// Individual   // Non Grantor Trust  // Corporate/Association
// Tax Exempt/NonProfit Organization  // Minor  // Partnership
// Grantor Trust  // Custodial Account  // Qualified Plan/Type ____________
-------------------------------------------------------------------------------
5. Tax Qualified Plan Type:

// Yes   // No  (Check one - If Yes, complete the following)
// Traditional IRA  // ROTH IRA  // SEP-IRA  // Employer  //  Employee
// Other ________ // IRA Rollover  // IRA Transfer   // Contribution $ _____
Contribution Year ________
-------------------------------------------------------------------------------
6.      Purchase Payment

Total Purchase Payment $______________________
-------------------------------------------------------------------------------
7.      Annuity Plan

        $____________for_______year(s)       $___________for___year(s)
--------------------------------------------------------------------------------
8.      Special Instructions

_____________________________________________________________
_____________________________________________________________
-------------------------------------------------------------------------------
9.      Replacement Information

Do you have any existing annuity or life insurance contracts? // Yes // No Will this annuity replace or change any existing annuity or life insurance?
    //Yes  // No (If Yes, complete the following.)

Company _____________________________________ Policy No. _____________________
-------------------------------------------------------------------------------
10.      Signature(s)  Owner(s) Signature(s) Required

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I have read the applicable fraud warning for my state on the reverse side. I understand that withdrawals made prior to the end of a guarantee period may be subject to a Market Value Adjustment (MVA) which may be positive or negative.

Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to back up withholding as a result of a failure to report all interest or dividends, or (c) the (IRS) has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including U.S. resident alien). The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

Signed at ___________________________________ Date ____/___/____
                City            State
Owner(s) Signature(s) ____________________ Owner(s) Signature(s)______________
Owner(s) Signature(s) ____________________ Owner(s) Signature(s)______________
-------------------------------------------------------------------------------
11.     Agent Use Only

To the best of my knowledge the insured has an existing annuity or life insurance contract. // Yes // No Do you have any reason to beleive that the annuity applied for is to replace or change any existing annuity or life
insurance // Yes // No                      Institution______________________

Agent Name (Please Print) _________________       Phone No. (  ) ______________
Agent Signature ___________________________       Soc. Sec. No./Agent No.______
E-Mail Address___________-@________________       FAX No. (   )________________
FL License No.:____________________________

------------------------------------------------------------------------------
                              IMPORTANT INFORMATION

For applicants in Arizona: Upon your written request we will provide you, within a reasonable period of time, reasonable factual information concerning the benefits and provisions of the annuity contract to you. If for any reason you are not satisfied with the contract, you may return it within 20 days after it is delivered and receive a full refund of the monies paid.

For applicants in Arkansas, Kentucky, Maine, Ohio, and Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For applicants in Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For applicants in the District of Columbia and Tennessee: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Florida: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

For applicants in Georgia: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim, or an application containing any false, incomplete or misleading information may be guilty of a felony of the third degree.

For applicants in Louisiana and Oregon: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For applicants in New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in a application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

For applicants in Texas: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, subjects an application or files a claim containing a false or deceptive statement, commits insurance fraud, which is a crime and subjects the person to civil and criminal penalties.